===============================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 12, 2006


                                  CWHEQ, INC.
     -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                333-126790-15              87-0698310
          --------                -------------              ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)

      4500 Park Granada
    Calabasas, California                                      91302
    ---------------------                                      -----
    (Address of Principal                                    (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Mortgage Pool*


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-C. On April 28, 2006 and May 12, 2006, the Subsequent Closing Dates, additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.





















---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-C.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
Range of Principal Balances ($)         Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
0.01 - 10,000.00 ..................  $    6,983,644     1,078         1.34%  $    6,478     7.158%     298.55       714      77.1%
10,000.01 - 20,000.00 .............      34,588,309     2,153         6.65       16,065     7.187      298.83       709      81.2
20,000.01 - 30,000.00 .............      69,523,233     2,698        13.37       25,768     7.607      298.94       708      85.4
30,000.01 - 40,000.00 .............      90,651,766     2,558        17.43       35,439     8.320      298.83       712      87.8
40,000.01 - 50,000.00 .............      80,373,805     1,783        15.46       45,078     8.055      298.95       711      87.2
50,000.01 - 60,000.00 .............      59,670,524     1,081        11.48       55,199     8.220      298.99       711      88.3
60,000.01 - 70,000.00 .............      47,983,078       738         9.23       65,018     8.238      299.14       713      89.7
70,000.01 - 80,000.00 .............      40,875,117       543         7.86       75,276     8.369      299.09       714      88.6
80,000.01 - 90,000.00 .............      18,908,069       223         3.64       84,790     7.791      299.11       707      85.1
90,000.01 - 100,000.00 ............      26,783,471       274         5.15       97,750     7.110      299.30       716      75.7
100,000.01 - 125,000.00 ...........      14,178,284       126         2.73      112,526     6.659      299.38       720      78.2
125,000.01 - 150,000.00 ...........      14,617,151       105         2.81      139,211     7.460      299.43       719      77.1
150,000.01 - 175,000.00 ...........       7,250,676        45         1.39      161,126     7.162      299.37       736      78.7
175,000.01 - 200,000.00 ...........       6,978,239        36         1.34      193,840     7.680      299.42       742      76.1
200,000.01 - 225,000.00 ...........         410,000         2         0.08      205,000     5.870      300.00       710      77.4
225,000.01 - 250,000.00 ...........         226,000         1         0.04      226,000      3.99      299.00       737      69.9
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

          As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately
     $38,679.


                                            Loan Programs for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
Description of Loan Programs            Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
15 Year Draw, 15 Year Repay .......  $      259,677        10         0.05%  $    25,968     9.529%     356.77       728      92.0%
10 Year Draw, 0 Year Repay ........          40,925         1         0.01        40,925     8.750      117.00       757      95.0
10 Year Draw, 10 Year Repay .......          12,872         1           (1)       12,872    11.250      177.00       700      99.4
10 Year Draw, 15 Year repay(2) ....     519,633,838    13,429        99.93        38,695     7.897      299.01       712      85.5
15 Year Draw, 0 Year repay ........          54,052         3         0.01        18,017     8.250      171.09       763      91.3
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

----------------------
(1)  Less than 0.01%
(2)  Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                                  3

                                              Loan Rates for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
 Range of Loan Rates (%)                Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
 3.501 - 4.000 ....................  $  119,538,719     3,290        22.99%   $   36,334     3.990%     299.51       707      77.6%
 4.501 - 5.000 ....................          47,900         1         0.01        47,900     4.750      299.00       620      95.0
 5.001 - 5.500 ....................          19,937         1           (1)       19,937     5.500      294.00       634      89.8
 5.501 - 6.000 ....................       3,538,499       102         0.68        34,691     5.972      297.14       715      91.6
 6.001 - 6.500 ....................       6,873,120       165         1.32        41,655     6.402      298.90       712      92.6
 6.501 - 7.000 ....................       1,646,949        37         0.32        44,512     6.877      299.30       718      92.0
 7.001 - 7.500 ....................      79,497,648     2,161        15.29        36,787     7.443      299.08       725      86.4
 7.501 - 8.000 ....................      59,280,950     1,478        11.40        40,109     7.847      299.05       723      79.1
 8.001 - 8.500 ....................      39,661,226       826         7.63        48,016     8.359      298.91       717      79.1
 8.501 - 9.000 ....................      25,122,737       615         4.83        40,850     8.809      298.53       707      85.7
 9.001 - 9.500 ....................      28,801,939       770         5.54        37,405     9.345      298.65       713      88.7
 9.501 - 10.000 ...................      42,926,317     1,201         8.26        35,742     9.861      298.53       723      92.4
10.001 - 10.500 ...................      37,786,516     1,034         7.27        36,544    10.304      299.02       708      91.7
10.501 - 11.000 ...................      36,762,685       852         7.07        43,149    10.960      298.67       715      97.2
11.001 - 11.500 ...................      14,808,274       365         2.85        40,571    11.265      299.22       685      94.0
11.501 - 12.000 ...................       9,666,827       222         1.86        43,544    11.937      298.55       685      96.2
12.001 - 12.500 ...................       9,567,944       216         1.84        44,296    12.297      298.85       672      96.1
12.501 - 13.000 ...................       1,771,563        48         0.34        36,908    12.793      299.03       663      93.2
 Greater than 13.000 ..............       2,681,613        60         0.52        44,694    13.539      298.97       644      95.9
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

     ------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately
     7.898%.

                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
Range of Months Remaining to                Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
  Scheduled Maturity (mos)              Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
109 - 120 .........................  $       40,925         1         0.01%   $   40,925     8.750%     117.00       757      95.0%
157 - 168 .........................           3,703         1           (1)        3,703     7.500      167.00       763      77.6
169 - 180 .........................          63,221         3         0.01        21,074     8.905      172.53       750      93.7
229 - 240 .........................         115,119         8         0.02        14,390     9.841      236.81       703      78.7
265 - 276 .........................         101,938         3         0.02        33,979     8.812      274.27       723      86.9
277 - 288 .........................         233,232         8         0.04        29,154    10.779      284.61       728      93.7
289 - 300 .........................     519,183,549    13,410        99.84        38,716     7.895      299.03       712      85.5
349 - 360 .........................         259,677        10         0.05        25,968     9.529      356.77       728      92.0
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

     ---------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

          The above table assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                                  4

                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
     Range of Combined                      Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
  Loan-to-Value Ratios (%)              Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
10.01 - 20.00 .....................  $      586,479        16         0.11%   $   36,655     5.574%     299.65       746      17.1%
20.01 - 30.00 .....................       1,698,880        52         0.33        32,671     5.155      299.15       750      27.2
30.01 - 40.00 .....................       5,087,909       151         0.98        33,695     6.045      299.14       730      35.8
40.01 - 50.00 .....................      11,206,490       317         2.16        35,352     6.280      299.27       723      45.5
50.01 - 60.00 .....................      23,549,852       576         4.53        40,885     6.210      299.13       721      55.1
60.01 - 70.00 .....................      50,802,859     1,255         9.77        40,480     6.300      299.13       716      66.9
70.01 - 80.00 .....................      65,659,119     1,688        12.63        38,898     6.606      299.00       708      77.5
80.01 - 90.00 .....................     155,553,624     4,688        29.91        33,181     8.318      299.01       708      88.8
90.01 -100.00 .....................     205,856,153     4,701        39.59        43,790     8.743      298.94       714      97.8
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

          As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 85.53%.


                                                                  5

          The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
            State                       Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
Alabama ...........................  $    4,827,150       154         0.93%   $   31,345     7.691%     298.56       720      91.6%
Alaska ............................       2,342,579        52         0.45        45,050     8.284      298.93       704      87.5
Arizona ...........................      24,267,914       619         4.67        39,205     7.583      298.97       715      84.6
Arkansas ..........................          19,200         1           (1)       19,200     7.500      300.00       730      95.0
California ........................     101,210,756     2,186        19.46        46,300     7.901      298.90       713      79.3
Colorado ..........................      13,880,913       367         2.67        37,823     7.809      299.05       717      89.4
Connecticut .......................       4,649,155       127         0.89        36,608     7.471      298.97       709      80.4
Delaware ..........................       1,462,115        34         0.28        43,003     8.015      298.54       701      83.3
District of Columbia ..............       1,008,566        19         0.19        53,082     7.221      299.13       690      75.2
Florida ...........................      43,923,426     1,125         8.45        39,043     8.243      298.85       711      86.6
Georgia ...........................      10,191,867       293         1.96        34,785     7.953      298.95       706      90.8
Hawaii ............................       9,437,348       174         1.81        54,238     7.601      299.32       732      79.3
Idaho .............................       5,137,278       164         0.99        31,325     7.853      299.18       707      87.9
Illinois ..........................      27,374,171       723         5.26        37,862     8.257      299.20       714      89.4
Indiana ...........................       4,966,942       179         0.96        27,748     7.576      299.19       714      90.9
Iowa ..............................       1,475,024        47         0.28        31,383     7.391      298.98       703      90.3
Kansas ............................       4,133,552       148         0.79        27,929     7.451      299.03       718      94.0
Kentucky ..........................       3,164,428       113         0.61        28,004     7.861      298.81       701      91.6
Louisiana .........................       3,216,962        91         0.62        35,351     8.745      298.27       709      90.6
Maine .............................       2,099,429        61         0.40        34,417     7.621      299.17       713      88.0
Maryland ..........................      13,911,609       327         2.68        42,543     7.112      299.05       709      80.4
Massachusetts .....................      12,394,384       316         2.38        39,223     7.772      299.03       710      85.4
Michigan ..........................      11,250,160       373         2.16        30,161     7.626      299.95       708      88.0
Minnesota .........................       7,837,142       245         1.51        31,988     7.690      298.98       713      87.4
Mississippi .......................       1,047,676        37         0.20        28,316     8.461      298.31       704      90.4
Missouri ..........................       7,388,569       247         1.42        29,913     7.620      298.88       713      90.9
Montana ...........................       1,977,143        52         0.38        38,022     7.593      299.50       707      80.7
Nebraska ..........................         306,025        14         0.06        21,859     5.992      299.58       718      94.1
Nevada ............................      18,462,603       401         3.55        46,041     8.840      299.20       711      90.1
New Hampshire .....................       3,083,548        80         0.59        38,544     7.548      298.83       702      88.0
New Jersey ........................      26,861,177       591         5.17        45,450     8.105      298.98       711      84.7
New Mexico ........................       2,610,906        77         0.50        33,908     7.854      299.22       702      90.4
New York ..........................      16,223,079       384         3.12        42,248     7.663      299.11       710      80.0
North Carolina ....................       9,912,316       313         1.91        31,669     7.788      298.96       712      91.1
North Dakota ......................         185,564         6         0.04        30,927     5.102      299.42       726      84.3
Ohio ..............................       9,946,690       339         1.91        29,341     7.963      298.80       714      92.9
Oklahoma ..........................       2,091,183        84         0.40        24,895     7.614      299.05       705      92.9
Oregon ............................       9,709,973       247         1.87        39,312     7.862      298.92       715      85.1
Pennsylvania ......................      14,688,316       474         2.82        30,988     7.847      299.09       713      86.8
Rhode Island ......................       2,912,613        73         0.56        39,899     7.828      299.11       711      87.9
South Carolina ....................       5,154,769       156         0.99        33,043     7.886      299.11       715      91.1
South Dakota ......................         364,849        13         0.07        28,065     8.832      298.85       696      92.0
Tennessee .........................       6,469,157       186         1.24        34,780     7.456      299.04       723      93.3
Texas .............................       3,480,246        90         0.67        38,669     7.159      299.29       716      85.1
Utah ..............................       8,586,612       232         1.65        37,011     7.845      299.12       713      88.5
Vermont ...........................         933,740        22         0.18        42,443     7.072      299.06       726      79.3
Virginia ..........................      14,854,824       389         2.86        38,187     7.465      298.96       708      84.3
Washington ........................      28,794,761       677         5.54        42,533     8.155      299.12       713      88.0
West Virginia .....................         872,405        34         0.17        25,659     7.106      298.88       695      85.2
Wisconsin .........................       7,692,671       251         1.48        30,648     8.178      298.96       711      87.2
Wyoming ...........................       1,207,882        37         0.23        32,645     7.510      295.93       708      91.5
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

     ---------------------
     (1)  Less than 0.01%


                                                                  6

                                            Credit Scores for the Group 1 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
   Range of Credit Scores               Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
841 - 850 .........................  $       25,300         1           (1)   $   25,300    10.875%     299.00       843      88.3%
821 - 840 .........................          14,900         1           (1)       14,900     7.500      298.00       821      63.8
801 - 820 .........................       9,998,101       250         1.92%       39,992     7.233      299.20       806      81.8
781 - 800 .........................      29,633,993       771         5.70        38,436     7.667      299.10       790      81.7
761 - 780 .........................      47,333,130     1,219         9.10        38,829     7.678      298.96       770      83.6
741 - 760 .........................      61,378,323     1,540        11.80        39,856     7.791      298.85       750      85.2
721 - 740 .........................      69,041,791     1,730        13.28        39,909     7.860      298.96       730      86.6
701 - 720 .........................      82,272,491     2,050        15.82        40,133     7.950      299.00       710      86.8
681 - 700 .........................      80,455,813     2,073        15.47        38,811     8.170      299.03       690      86.9
661 - 680 .........................      71,935,205     1,893        13.83        38,001     7.952      298.98       671      85.6
641 - 660 .........................      41,130,540     1,144         7.91        35,953     8.089      299.22       652      84.8
621 - 640 .........................      25,467,209       734         4.90        34,696     7.763      299.12       631      85.3
601 - 620 .........................       1,267,096        37         0.24        34,246     6.703      299.03       619      87.7
561 - 580 .........................          47,473         1         0.01        47,473     8.250      292.00       573      89.0
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

      -------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately
     712

                                            Property Types for the Group 1 Mortgage Loans

                                                                   Percent                                    Weighted  Weighted
                                                                        of               Weighted   Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average    Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross  Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage       Term      Risk     Value
        Property Type                   Outstanding     Loans  Outstanding      Balance      Rate   (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
Single Family Residence ...........  $  344,867,007     9,240        66.32%  $   37,323     7.650%    299.04       710      83.6%
Planned Unit Development ..........      98,383,770     2,320        18.92       42,407     8.145     298.90       715      88.1
(PUD)
Low Rise Condominium ..............      57,479,363     1,495        11.05       38,448     8.464     299.02       718      91.1
2-4 Units .........................      14,332,568       275         2.76       52,118     9.557     298.97       713      90.0
High-Rise Condominium .............       4,938,656       114         0.95       43,322     8.918     299.10       721      91.5
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========



                                                                  7

                                            Gross Margins for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
Range of Gross Margins (%)              Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   -----------  --------   ---------  --------  --------
Less than or equal to 0.000 .......  $   71,787,818     1,759        13.81%  $   40,812     5.944%     299.18       740      71.6%
0.001 - 0.250 .....................      21,553,284       539         4.14       39,988     5.989      299.05       697      66.9
0.251 - 0.500 .....................      56,896,735     1,399        10.94       40,670     6.615      299.08       725      75.6
0.501 - 0.750 .....................      15,125,787       312         2.91       48,480     7.964      298.95       705      75.0
0.751 - 1.000 .....................      34,017,039       777         6.54       43,780     8.121      298.97       720      87.5
1.001 - 1.250 .....................      23,812,165       686         4.58       34,712     6.346      298.64       675      76.5
1.251 - 1.500 .....................      15,989,818       397         3.07       40,277     8.305      299.10       719      92.0
1.501 - 1.750 .....................      13,225,159       317         2.54       41,720     8.627      298.75       700      85.3
1.751 - 2.000 .....................      40,406,020     1,241         7.77       32,559     7.816      299.04       731      90.5
2.001 - 2.250 .....................      28,418,029       821         5.46       34,614     7.839      298.96       703      90.1
2.251 - 2.500 .....................      53,886,982     1,467        10.36       36,733     8.338      299.06       729      95.0
2.501 - 2.750 .....................      24,402,760       618         4.69       39,487     9.604      298.97       717      91.6
2.751 - 3.000 .....................      20,678,093       648         3.98       31,911     8.469      299.15       674      90.3
3.001 - 3.250 .....................       4,637,716       133         0.89       34,870     8.894      298.45       700      93.1
3.251 - 3.500 .....................      52,930,448     1,273        10.18       41,579     9.478      298.95       703      97.5
3.501 - 3.750 .....................       7,121,909       190         1.37       37,484    10.166      298.97       690      93.6
3.751 - 4.000 .....................       4,149,665        95         0.80       43,681     9.640      298.93       673      93.4
4.001 - 4.250 .....................       2,469,121        70         0.47       35,273    10.240      298.31       692      94.8
4.251 - 4.500 .....................       9,809,485       210         1.89       46,712    11.815      298.91       681      96.4
4.501 - 4.750 .....................      11,940,385       321         2.30       37,197     8.805      299.11       654      96.0
4.751 - 5.000 .....................       2,021,637        49         0.39       41,258    11.470      298.16       672      96.4
5.001 - 5.250 .....................       1,359,587        31         0.26       43,858    11.171      299.00       660      92.7
5.251 - 5.500 .....................         552,573        24         0.11       23,024    11.094      299.16       656      93.8
5.501 - 5.750 .....................       1,941,966        43         0.37       45,162    13.284      299.09       647      97.3
5.751 - 6.000 .....................         293,043        10         0.06       29,304     9.208      299.17       643      95.1
6.001 - 6.250 .....................         221,684         5         0.04       44,337    13.716      298.50       634      89.1
6.251 - 6.500 .....................         111,200         1         0.02      111,200    14.250      300.00       629      94.9
6.501 - 6.750 .....................          47,339         3         0.01       15,780    12.531      297.01       633      93.2
6.751 - 7.000 .....................         114,917         4         0.02       28,729    13.516      297.48       647      88.2
Greater than 10.000 ...............          79,000         1         0.02       79,000    17.000      299.00       645     100.0
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========


          As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately
     1.807%.


                                                                  8

          The credit limit utilization rates in the following table are determined by dividing the principal balance as of the
     Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
       Range of Credit                      Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
 Limit Utilization Rates (%)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
0.01 - 10.00 ......................  $      875,101       230         0.17%  $    3,805     6.834%     298.16       735      70.7%
10.01 - 20.00 .....................       2,532,220       313         0.49        8,090     6.728      298.93       729      71.1
20.01 - 30.00 .....................       4,207,043       323         0.81       13,025     6.616      298.90       721      71.3
30.01 - 40.00 .....................       6,727,959       380         1.29       17,705     6.319      298.84       726      69.0
40.01 - 50.00 .....................      10,961,933       479         2.11       22,885     6.494      298.81       720      72.3
50.01 - 60.00 .....................      10,792,837       390         2.08       27,674     6.532      298.93       719      73.5
60.01 - 70.00 .....................      12,288,149       425         2.36       28,913     6.729      298.87       715      73.6
70.01 - 80.00 .....................      17,363,609       454         3.34       38,246     6.502      298.29       716      75.8
80.01 - 90.00 .....................      17,714,214       425         3.41       41,681     6.884      298.54       708      77.3
90.01 - 100.00 ....................     436,538,299    10,025        83.95       43,545     8.142      299.07       711      87.7
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========


          As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 86.95%.

                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                   Percent                                    Weighted  Weighted
                                                                        of               Weighted   Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average    Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross  Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage       Term      Risk     Value
   Maximum Loan Rates (%)               Outstanding     Loans  Outstanding      Balance      Rate   (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------  ---------  --------  --------
13.500 ............................  $       12,872         1           (1)  $   12,872    11.250%    177.00       700      99.4%
16.000 ............................      26,133,270       696         5.03%      37,548     7.710     299.06       711      84.2
17.000 ............................      47,293,947     1,212         9.09       39,021     8.162     299.04       711      86.5
18.000 ............................     446,547,362    11,534        85.87       38,716     7.881     299.00       712      85.5
24.000 ............................          13,913         1           (1)      13,913     8.750     353.00       793      94.4
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========

     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.809%.


                                                                 9

                                            Credit Limits for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Range of Credit Limits ($)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
       0.01 - 10,000.00 ...........  $    1,193,817       157         0.23%  $    7,604     8.342%     298.67       708      85.8%
  10,000.01- 20,000.00 ............      24,397,904     1,721         4.69       14,177     7.414      298.95       704      83.7
  20,000.01- 30,000.00 ............      61,665,896     2,668        11.86       23,113     7.733      298.89       707      87.0
  30,000.01- 40,000.00 ............      88,228,374     2,742        16.97       32,177     8.429      298.81       711      88.8
  40,000.01- 50,000.00 ............      81,764,290     2,093        15.72       39,066     8.024      299.00       711      86.6
  50,000.01- 60,000.00 ............      60,840,224     1,239        11.70       49,104     8.188      298.88       709      88.6
  60,000.01- 70,000.00 ............      48,398,329       830         9.31       58,311     8.242      299.12       712      90.4
  70,000.01- 80,000.00 ............      43,654,638       674         8.40       64,769     8.226      299.07       715      87.8
  80,000.01- 90,000.00 ............      21,018,928       297         4.04       70,771     7.796      299.12       710      85.2
  90,000.01- 100,000.00 ...........      38,908,698       582         7.48       66,853     6.832      299.20       717      72.9
 100,000.01- 125,000.00 ...........      15,336,814       170         2.95       90,217     6.757      299.38       721      78.2
 125,000.01- 150,000.00 ...........      17,378,742       155         3.34      112,121     7.198      299.34       720      74.7
 150,000.01- 175,000.00 ...........       7,332,242        52         1.41      141,005     7.152      299.38       737      78.4
 175,000.01- 200,000.00 ...........       9,046,469        60         1.74      150,774     7.483      299.32       738      75.3
 200,000.01- 225,000.00 ...........         410,000         2         0.08      205,000     5.870      300.00       710      77.4
 225,000.01- 250,000.00 ...........         426,000         2         0.08      213,000     5.638      299.47       765      77.4
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========


          As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $45,427.


                                                                 10

                                            Lien Priority for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
        Lien Priority                   Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
Second Liens ......................  $  520,001,365    13,444       100.00%  $   38,679     7.898%     299.01       712      85.5%
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========


                                          Delinquency Status for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
      Delinquency Status                Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
Current ...........................  $  520,001,365    13,444       100.00%  $   38,679     7.898%     299.01       712      85.5%
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========


                                          Origination Years for the Group 1 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
       Origination Year                 Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------   ----------  --------   ---------  --------  --------
2000 ..............................  $      101,913         5         0.02%  $   20,383    10.285%     228.93       687      85.9%
2001 ..............................          26,079         4         0.01        6,520     8.801      238.08       762      61.0
2003 ..............................          51,018         2         0.01       25,509     7.875      272.53       767      73.8
2004 ..............................         229,246         7         0.04       32,749    10.839      282.37       714      95.1
2005 ..............................      18,577,573       547         3.57       33,963     9.552      295.88       711      91.8
2006 ..............................     501,015,535    12,879        96.35       38,902     7.835      299.15       712      85.3
                                     --------------  --------  -----------
     Total.........................  $  520,001,365    13,444       100.00%
                                     ==============  ========  ===========



                                                                 11

                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
Range of Principal Balances ($)         Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Less than or equal to 0.00 ........  $            0         4         0.00%   $        0        NA          NA        NA        NA
      0.01 - 10,000.00 ............       8,099,086     1,337         0.61         6,058     8.366%     291.54       720      79.4%
 10,000.01 - 20,000.00 ............      29,084,181     1,854         2.19        15,687     8.746      293.90       714      81.4
 20,000.01 - 30,000.00 ............      54,708,037     2,128         4.11        25,709     8.847      295.93       711      83.9
 30,000.01 - 40,000.00 ............      62,183,573     1,741         4.68        35,717     8.886      297.28       710      84.9
 40,000.01 - 50,000.00 ............      98,994,618     2,131         7.44        46,455     8.900      297.49       709      84.9
 50,000.01 - 60,000.00 ............      96,240,948     1,732         7.24        55,566     9.013      297.86       711      86.4
 60,000.01 - 70,000.00 ............      92,192,103     1,412         6.93        65,292     9.166      297.93       710      87.6
 70,000.01 - 80,000.00 ............      81,990,814     1,090         6.16        75,221     9.035      297.63       713      87.2
 80,000.01 - 90,000.00 ............      64,894,786       759         4.88        85,500     8.953      298.31       716      89.4
 90,000.01 - 100,000.00 ...........      86,701,253       896         6.52        96,765     8.790      298.07       711      84.2
100,000.01 - 125,000.00 ...........     112,384,060       997         8.45       112,722     9.095      298.39       715      89.1
125,000.01 - 150,000.00 ...........     101,480,834       727         7.63       139,588     9.001      298.24       710      85.7
150,000.01 - 175,000.00 ...........      59,712,297       367         4.49       162,704     8.887      298.37       716      86.4
175,000.01 - 200,000.00 ...........      83,753,747       436         6.30       192,096     8.890      298.53       712      84.1
200,000.01 - 225,000.00 ...........      21,823,278       102         1.64       213,954     8.431      298.04       711      85.7
225,000.01 - 250,000.00 ...........      34,289,677       142         2.58       241,477     8.221      298.61       723      82.4
250,000.01 - 275,000.00 ...........      16,822,486        64         1.26       262,851     8.657      298.56       714      84.3
275,000.01 - 300,000.00 ...........      22,259,049        76         1.67       292,882     8.597      298.70       708      82.0
300,000.01 - 325,000.00 ...........      11,861,505        38         0.89       312,145     8.656      298.85       723      85.1
325,000.01 - 350,000.00 ...........      12,984,172        38         0.98       341,689     8.816      298.71       721      84.0
350,000.01 - 375,000.00 ...........       9,812,558        27         0.74       363,428     8.702      297.40       712      82.7
375,000.01 - 400,000.00 ...........      11,839,812        30         0.89       394,660     8.894      299.14       718      79.1
400,000.01 - 425,000.00 ...........       6,573,531        16         0.49       410,846     8.873      298.51       727      78.7
425,000.01 - 450,000.00 ...........      10,986,893        25         0.83       439,476     8.482      298.80       717      82.6
450,000.01 - 475,000.00 ...........       5,576,241        12         0.42       464,687     8.140      298.92       717      84.6
475,000.01 - 500,000.00 ...........      26,815,088        54         2.02       496,576     8.180      299.08       709      78.6
500,000.01 - 525,000.00 ...........       6,164,587        12         0.46       513,716     9.021      298.92       707      80.1
525,000.01 - 550,000.00 ...........       6,453,533        12         0.49       537,794     8.532      299.25       712      84.8
550,000.01 - 575,000.00 ...........       5,022,774         9         0.38       558,086     9.428      299.45       726      82.8
575,000.01 - 600,000.00 ...........       8,927,205        15         0.67       595,147     7.553      299.20       738      72.7
600,000.01 - 625,000.00 ...........       3,071,270         5         0.23       614,254     9.224      299.40       710      88.3
625,000.01 - 650,000.00 ...........       5,139,070         8         0.39       642,384     7.322      298.75       719      82.3
650,000.01 - 675,000.00 ...........       4,020,420         6         0.30       670,070     9.062      298.67       709      83.7
675,000.01 - 700,000.00 ...........       5,559,750         8         0.42       694,969     9.719      299.50       706      83.2
700,000.01 - 725,000.00 ...........       3,534,004         5         0.27       706,801     8.153      299.20       745      86.0
725,000.01 - 750,000.00 ...........       6,000,000         8         0.45       750,000     8.172      299.00       705      72.9
750,000.01 - 775,000.00 ...........       1,532,500         2         0.12       766,250     8.442      299.50       683      87.4
775,000.01 - 800,000.00 ...........       3,976,880         5         0.30       795,376     8.055      299.40       747      77.2
800,000.01 - 825,000.00 ...........       1,629,100         2         0.12       814,550     9.197      299.01       708      84.4
825,000.01 - 850,000.00 ...........       2,549,900         3         0.19       849,967     8.500      298.67       741      73.2
850,000.01 - 875,000.00 ...........       2,583,340         3         0.19       861,113     8.374      295.66       716      90.0
875,000.01 - 900,000.00 ...........       1,780,000         2         0.13       890,000     9.115      299.00       689      89.4
925,000.01 - 950,000.00 ...........       5,646,961         6         0.42       941,160     8.490      299.34       728      72.2
950,000.01 - 975,000.00 ...........         955,000         1         0.07       955,000     7.500      298.00       690      64.8
975,000.01 - 1,000,000.00 .........       7,979,999         8         0.60       997,500     8.402      299.37       716      67.1
Greater than 1,000,000.00 .........      23,407,493        16         1.76     1,462,968     7.668      297.10       715      73.4
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

          As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately
     $72,397.


                                                                 12

                                                            Loan Group 2

                                            Loan Programs for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
Description of Loan Programs            Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
15 Year Draw, 15 Year Repay........  $      715,419        19         0.05%   $   37,654     9.209%     354.23       717      87.0%
5 Year Draw, 5 Year Repay..........          38,804         2           (1)       19,402    10.883       59.00       684      97.6
5 Year Draw, 10 Year Repay.........         157,920         4         0.01        39,480    11.275      131.64       617      88.0
10 Year Draw, 0 Year Repay.........          47,746         1           (1)       47,746     8.950      116.00       697      90.0
10 Year Draw, 10 Year Repay........         376,646        13         0.03        28,973    10.098      221.68       708      91.3
10 Year Draw, 15 Year Repay(2).....   1,325,755,899    18,279        99.68        72,529     8.838      298.03       713      84.8
10 Year Draw, 20 Year Repay........       1,076,157        25         0.08        43,046     8.160      356.11       716      89.7
15 Year Draw, 0 Year Repay.........       1,223,502        25         0.09        48,940     9.431      175.07       705      90.5
15 Year Draw, 10 Year Repay........         606,322         3         0.05       202,107     8.227      298.48       707      77.5
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

     --------------------
     (1)  Less than 0.01%
     (2)  Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.



                                              Loan Rates for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
   Range of Loans Rates (%)             Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
 3.501 - 4.000 ....................  $   86,795,825     1,516         6.53%   $   57,253     3.990%     299.30       710      78.5%
 5.001 - 5.500 ....................          23,610         1           (1)       23,610     5.500      294.00       713      90.0
 5.501 - 6.000 ....................      18,020,229       316         1.35        57,026     5.981      297.05       704      89.1
 6.001 - 6.500 ....................      38,264,834       567         2.88        67,486     6.372      298.72       707      85.3
 6.501 - 7.000 ....................       6,659,850        38         0.50       175,259     6.972      298.55       726      75.5
 7.001 - 7.500 ....................     173,265,949     1,800        13.03        96,259     7.466      298.53       729      82.0
 7.501 - 8.000 ....................     110,062,817     1,444         8.28        76,221     7.884      297.46       725      76.2
 8.001 - 8.500 ....................     151,591,608     1,885        11.40        80,420     8.365      297.91       719      81.1
 8.501 - 9.000 ....................     122,902,963     1,579         9.24        77,836     8.831      297.60       717      84.7
 9.001 - 9.500 ....................     140,719,012     1,817        10.58        77,446     9.333      297.49       709      85.8
 9.501 - 10.000 ...................     130,394,369     1,992         9.80        65,459     9.834      297.45       713      88.2
10.001 - 10.500 ...................     130,417,842     2,018         9.81        64,627    10.300      297.90       709      88.4
10.501 - 11.000 ...................      81,157,623     1,172         6.10        69,247    10.844      298.14       704      90.7
11.001 - 11.500 ...................      49,705,190       839         3.74        59,243    11.294      297.06       688      90.8
11.501 - 12.000 ...................      39,026,814       620         2.93        62,946    11.853      298.20       701      93.0
12.001 - 12.500 ...................      21,665,904       365         1.63        59,359    12.306      297.28       697      93.0
12.501 - 13.000 ...................      16,391,888       230         1.23        71,269    12.773      298.63       685      93.4
Greater than 13.000 ...............      12,932,087       172         0.97        75,187    13.654      298.47       668      93.4
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately
     8.838%.


                                                                 13

                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
 Range of Months Remaining to               Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
   Scheduled Maturity (mos)             Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
 49 - 60 ..........................  $       38,804         2           (1)   $   19,402    10.883%      59.00       684      97.6%
 97 - 108 .........................          85,471         2         0.01%       42,736    12.370      103.00       557      86.4
109 - 120 .........................          47,746         1           (1)       47,746     8.950      116.00       697      90.0
145 - 156 .........................          29,593         1           (1)       29,593     7.500      153.00       752      90.0
169 - 180 .........................       1,356,799        32         0.10        42,400     9.513      175.30       706      90.1
193 - 204 .........................           9,501         2           (1)        4,751     9.928      201.00       773      85.3
205 - 216 .........................          22,544         2           (1)       11,272     8.998      210.34       760      80.7
217 - 228 .........................         223,627        15         0.02        14,908     8.014      222.05       750      55.0
229 - 240 .........................       5,612,941       277         0.42        20,263     9.553      237.51       715      81.6
241 - 252 .........................         163,482         8         0.01        20,435     8.317      245.73       732      93.8
253 - 264 .........................         808,143        17         0.06        47,538     7.867      260.95       751      87.9
265 - 276 .........................       2,041,766        88         0.15        23,202     8.550      270.00       734      80.2
277 - 288 .........................       6,573,734       198         0.49        33,201     8.604      284.24       718      80.8
289 - 300 .........................   1,311,192,687    17,682        98.59        74,154     8.837      298.43       713      84.9
349 - 360 .........................       1,791,576        44         0.13        40,718     8.579      355.36       716      88.6
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

          The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
       Range of Combined                    Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
   Loan-to-Value Ratios (%)             Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
 0.01 - 10.00 .....................  $       50,050         3           (1)   $   16,683     9.806%     298.39       747       7.4%
10.01 - 20.00 .....................         491,516        18         0.04%       27,306     8.419      290.99       719      17.3
20.01 - 30.00 .....................       2,407,546        54         0.18        44,584     7.958      297.88       734      26.0
30.01 - 40.00 .....................       7,809,761       142         0.59        54,998     7.876      296.22       725      35.6
40.01 - 50.00 .....................      15,465,708       251         1.16        61,616     7.395      297.87       727      45.9
50.01 - 60.00 .....................      45,229,193       565         3.40        80,052     7.595      297.82       718      55.8
60.01 - 70.00 .....................     115,526,583     1,461         8.69        79,074     7.697      297.82       711      66.8
70.01 - 80.00 .....................     241,577,140     3,140        18.16        76,935     8.182      298.06       707      77.5
80.01 - 90.00 .....................     566,754,732     8,377        42.61        67,656     9.200      298.16       712      88.5
90.01 - 100.00 ....................     334,686,185     4,360        25.16        76,763     9.358      297.57       718      97.6
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 84.86%.


                                                                 14

          The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
            State                       Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Alabama ...........................  $    3,812,673       110         0.29%  $   34,661     9.257%     296.65       717      88.1%
Alaska ............................       1,047,251        22         0.08       47,602     9.106      298.08       703      83.2
Arizona ...........................      55,010,831       906         4.14       60,718     8.779      297.73       716      85.5
Arkansas ..........................          72,300         1         0.01       72,300    11.000      300.00       785      95.0
California ........................     712,130,673     7,608        53.54       93,603     8.874      298.25       713      84.7
Colorado ..........................      22,355,376       358         1.68       62,445     8.339      297.63       721      86.5
Connecticut .......................      14,182,357       156         1.07       90,913     8.541      298.10       704      80.0
Delaware ..........................       1,861,409        39         0.14       47,728     8.586      299.65       710      83.6
District of Columbia ..............       1,828,112        34         0.14       53,768     8.817      298.08       723      87.8
Florida ...........................     106,896,040     1,836         8.04       58,222     9.184      298.16       709      83.6
Georgia ...........................      11,990,207       230         0.90       52,131     8.011      296.75       708      90.0
Hawaii ............................      15,143,804       177         1.14       85,558     9.058      297.89       716      76.1
Idaho .............................       6,188,870       139         0.47       44,524     9.150      297.73       714      83.1
Illinois ..........................      30,756,064       524         2.31       58,695     8.556      297.85       710      86.8
Indiana ...........................       4,133,464        96         0.31       43,057     8.649      296.90       701      85.8
Iowa ..............................         816,672        23         0.06       35,507     7.951      294.82       724      86.1
Kansas ............................       2,310,563        60         0.17       38,509     8.755      294.54       723      91.3
Kentucky ..........................       3,373,729        76         0.25       44,391     8.619      295.93       714      88.4
Louisiana .........................       1,366,486        35         0.10       39,042     9.625      296.82       716      93.8
Maine .............................       1,091,281        29         0.08       37,630     9.014      296.95       696      78.8
Maryland ..........................      24,380,166       396         1.83       61,566     8.346      297.26       715      84.3
Massachusetts .....................      20,725,849       292         1.56       70,979     8.365      298.27       716      83.9
Michigan ..........................       9,326,812       251         0.70       37,159     8.834      294.06       711      88.1
Minnesota .........................       9,000,858       155         0.68       58,070     8.564      297.86       727      87.0
Mississippi .......................         409,488        19         0.03       21,552     9.333      297.36       682      94.2
Missouri ..........................       4,947,351       150         0.37       32,982     7.942      296.70       716      89.0
Montana ...........................       1,718,161        39         0.13       44,055     8.768      297.22       686      82.9
Nebraska ..........................         810,513        14         0.06       57,894     7.763      302.98       690      92.8
Nevada ............................      38,004,426       628         2.86       60,517     9.583      297.49       712      87.9
New Hampshire .....................       2,438,294        58         0.18       42,040     8.255      296.61       714      87.3
New Jersey ........................      31,385,687       476         2.36       65,936     8.651      298.00       712      82.0
New Mexico ........................       2,534,618        65         0.19       38,994     8.439      296.10       729      87.2
New York ..........................      39,852,088       496         3.00       80,347     8.765      298.11       713      81.5
North Carolina ....................       9,655,798       209         0.73       46,200     8.980      296.84       712      88.9
North Dakota ......................          88,304         5         0.01       17,661     7.165      279.31       733      90.4
Ohio ..............................       6,389,214       191         0.48       33,451     8.455      294.50       706      90.5
Oklahoma ..........................       2,100,622        74         0.16       28,387     8.461      295.17       709      88.6
Oregon ............................      11,884,370       229         0.89       51,897     8.667      297.52       721      87.5
Pennsylvania ......................      13,293,135       294         1.00       45,215     8.888      296.89       706      84.7
Rhode Island ......................       2,079,618        38         0.16       54,727     9.002      298.77       731      88.2
South Carolina ....................       5,925,797       158         0.45       37,505     8.991      297.72       720      87.3
South Dakota ......................         262,028         6         0.02       43,671    10.475      298.29       677      93.7
Tennessee .........................       3,389,377        77         0.25       44,018     8.136      289.72       737      93.2
Texas .............................       1,675,896        45         0.13       37,242     7.628      298.82       712      80.1
Utah ..............................      14,369,126       267         1.08       53,817     8.795      297.08       719      86.5
Vermont ...........................         518,871        17         0.04       30,522     7.510      294.47       694      84.3
Virginia ..........................      35,952,550       551         2.70       65,250     8.706      297.53       716      85.8
Washington ........................      33,227,211       527         2.50       63,050     8.640      297.89       718      86.9
West Virginia .....................         785,636        23         0.06       34,158     7.424      287.04       720      81.7
Wisconsin .........................       5,692,172       142         0.43       40,086     9.018      298.51       718      85.3
Wyoming ...........................         806,220        20         0.06       40,311     9.134      295.19       746      93.5
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========



                                                                 15

                                            Credit Scores for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
   Ranges of Credit Scores              Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score   Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
821 - 840 .........................  $      149,255         5         0.01%   $   29,851     7.846%     294.97       822      63.5%
801 - 820 .........................      17,328,276       286         1.30        60,588     8.187      298.06       807      80.9
781 - 800 .........................      63,631,192       961         4.78        66,214     8.374      297.55       789      83.9
761 - 780 .........................     130,772,181     1,837         9.83        71,188     8.407      297.99       770      85.0
741 - 760 .........................     165,738,115     2,207        12.46        75,097     8.617      298.14       750      85.6
721 - 740 .........................     195,728,081     2,517        14.72        77,762     8.714      297.84       730      85.8
701 - 720 .........................     224,382,942     2,921        16.87        76,817     8.843      297.83       710      85.7
681 - 700 .........................     196,148,883     2,809        14.75        69,829     9.028      297.92       691      85.4
661 - 680 .........................     186,108,502     2,545        13.99        73,127     9.153      298.12       670      84.3
641 - 660 .........................      89,885,163     1,345         6.76        66,829     9.208      298.04       651      83.2
621 - 640 .........................      57,346,467       882         4.31        65,019     9.329      298.06       631      81.5
601 - 620 .........................       2,271,630        46         0.17        49,383     8.711      293.84       619      80.1
581 - 600 .........................          88,760         2         0.01        44,380     4.703      295.42       587      73.4
561 - 580 .........................          18,586         1           (1)       18,586    11.375      288.00       577      69.9
Less than or equal to 560 .........         400,380         7         0.03        57,197    10.234      264.18       537      86.2
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately
     713.

                                            Property Types for the Group 2 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
        Property Type                   Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Single Family Residence ...........  $  842,591,997    11,609        63.35%  $   72,581     8.708%     297.83       712      83.8%
Planned Unit Development (PUD) ....     297,818,369     3,714        22.39       80,188     8.844      298.03       717      86.4
Low-Rise Condominium ..............     120,507,543     2,175         9.06       55,406     9.249      298.15       715      88.2
2-4 Units .........................      48,797,544       625         3.67       78,076     9.778      298.36       710      84.6
High-Rise Condominium .............      20,180,156       245         1.52       82,368     9.452      298.57       712      85.9
Manufactured Housing (1) ..........         102,806         3         0.01       34,269     9.536      280.54       691      92.7
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
     --------------
     (1)  Treated as real property.

                                                                 16


                                            Gross Margins for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
Range of Gross Margins (%)              Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score   Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Less than or equal to 0.000 .......  $  170,560,206     1,808        12.82%   $   94,336     6.990%     298.18       732      78.0%
0.001 - 0.250 .....................      42,516,507       528         3.20        80,524     7.128      297.91       720      76.7
0.251 - 0.500 .....................     100,597,598     1,504         7.56        66,887     7.197      297.70       723      76.2
0.501 - 0.750 .....................      61,911,670       739         4.66        83,778     7.836      298.19       719      80.0
0.751 - 1.000 .....................     115,455,296     1,365         8.68        84,583     8.104      298.35       717      82.4
1.001 - 1.250 .....................      71,074,090       977         5.34        72,747     8.086      297.80       708      80.7
1.251 - 1.500 .....................      72,096,197       917         5.42        78,622     8.653      297.85       720      88.3
1.501 - 1.750 .....................      73,477,914       990         5.52        74,220     9.005      297.68       705      83.8
1.751 - 2.000 .....................      88,877,114     1,335         6.68        66,575     8.889      297.07       715      88.2
2.001 - 2.250 .....................      71,807,331     1,075         5.40        66,798     8.954      297.93       716      87.5
2.251 - 2.500 .....................      85,468,874     1,348         6.43        63,404     9.473      297.76       714      89.7
2.501 - 2.750 .....................      76,622,400     1,152         5.76        66,513    10.036      298.12       710      87.9
2.751 - 3.000 .....................      62,353,103       983         4.69        63,431     9.776      298.27       702      89.3
3.001 - 3.250 .....................      35,383,073       453         2.66        78,108    10.347      298.23       708      89.7
3.251 - 3.500 .....................      55,296,258       885         4.16        62,482    10.408      297.96       697      92.3
3.501 - 3.750 .....................      30,207,872       474         2.27        63,730    10.798      297.32       689      91.1
3.751 - 4.000 .....................      21,552,257       360         1.62        59,867    10.836      297.69       685      90.7
4.001 - 4.250 .....................      14,648,617       281         1.10        52,130    11.321      298.22       702      92.5
4.251 - 4.500 .....................      25,577,246       360         1.92        71,048    11.710      298.27       699      93.1
4.501 - 4.750 .....................      14,052,556       270         1.06        52,047    11.335      297.51       691      93.5
4.751 - 5.000 .....................       9,233,134       127         0.69        72,702    12.172      298.11       695      93.1
5.001 - 5.250 .....................      13,084,909       188         0.98        69,601    12.003      298.70       686      94.3
5.251 - 5.500 .....................       5,037,502        78         0.38        64,583    12.720      297.12       673      91.6
5.501 - 5.750 .....................       4,772,088        72         0.36        66,279    12.855      298.46       667      93.4
5.751 - 6.000 .....................       2,338,346        33         0.18        70,859    12.667      298.71       681      91.7
6.001 - 6.250 .....................       3,271,349        28         0.25       116,834    13.686      299.13       668      94.4
6.251 - 6.500 .....................         904,284        15         0.07        60,286    12.674      298.87       657      93.2
6.501 - 6.750 .....................          25,389         2           (1)       12,694    14.209      295.63       628      89.6
6.751 - 7.000 .....................       1,121,737        14         0.08        80,124    14.290      298.31       648      93.3
7.251 - 7.500 .....................         459,314         6         0.03        76,552    14.993      298.93       659      95.0
7.501 - 7.750 .....................          29,000         1           (1)       29,000    15.250      298.00       663     100.0
8.001 - 8.250 .....................         102,000         1         0.01       102,000    15.750      298.00       634      95.0
8.251 - 8.500 .....................          46,000         1           (1)       46,000    16.250      299.00       720      72.2
8.501 - 8.750 .....................          37,185         1           (1)       37,185    16.125      300.00       641      94.8
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

     --------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately
     1.816%.

                                                                 17


          The credit limit utilization rates in the following table are determined by dividing the principal balance as of the
     Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
       Range of Credit                      Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
 Limit Utilization Rates (%)            Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Less than or equal to 0.00 ........  $           35         5           (1)   $        7     9.250%     284.00       764      85.0%
  0.01 - 10.00 ....................       4,149,006       640         0.31%        6,483     8.157      296.80       728      76.5
10.01 - 20.00 .....................      10,015,915       574         0.75        17,449     7.814      296.80       728      75.3
20.01 - 30.00 .....................      14,787,772       552         1.11        26,789     7.954      297.76       722      75.1
30.01 - 40.00 .....................      18,875,566       524         1.42        36,022     7.934      297.36       722      75.6
40.01 - 50.00 .....................      28,151,960       602         2.12        46,764     7.957      297.44       718      75.6
50.01 - 60.00 .....................      29,324,482       530         2.20        55,329     8.020      297.26       718      77.3
60.01 - 70.00 .....................      36,792,124       527         2.77        69,814     7.768      297.29       716      76.6
70.01 - 80.00 .....................      37,355,064       519         2.81        71,975     8.025      297.05       712      79.9
80.01 - 90.00 .....................      41,727,101       523         3.14        79,784     8.103      295.72       715      78.4
90.01 - 100.00 ....................   1,108,349,700    13,367        83.33        82,917     9.012      298.13       712      86.4
Greater than 100.00 ...............         469,688         8         0.04        58,711     8.873      286.61       692      88.5
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 84.51%.

                                         Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
    Maximum Loan Rates (%)              Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
12.500 ............................  $       82,621         5         0.01%   $   16,524     9.412%     179.00       747      87.4%
13.000 ............................           7,821         1           (1)        7,821    11.375      178.00       631      70.0
13.500 ............................          12,158         1           (1)       12,158    11.000      236.00       727      91.5
16.000 ............................      49,053,154       686         3.69        71,506     8.807      298.19       713      83.1
17.000 ............................     108,223,767     1,877         8.14        57,658     9.157      298.14       710      83.6
18.000 ............................   1,172,534,260    15,799        88.16        74,216     8.810      297.92       713      85.0
24.000 ............................          84,633         2         0.01        42,317     9.352      280.04       733      95.0
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
     --------------------
     (1)  Less than 0.01%

          As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.845%.


                                                                 18


                                                                 1

                                            Credit Limits for the Group 2 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Range of Credit Limits ($)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
       0.01 - 10,000.00 ...........  $    1,334,649       166         0.10%  $    8,040     9.746%     293.16       710      85.6%
  10,000.01 - 20,000.00 ...........      18,036,443     1,321         1.36       13,654     9.321      291.54       712      84.9
  20,000.01 - 30,000.00 ...........      41,832,588     1,838         3.15       22,760     9.113      295.41       710      86.4
  30,000.01 - 40,000.00 ...........      51,100,999     1,608         3.84       31,779     9.112      296.88       709      86.6
  40,000.01 - 50,000.00 ...........      91,023,236     2,289         6.84       39,766     8.963      297.22       709      85.4
  50,000.01 - 60,000.00 ...........      89,190,012     1,772         6.71       50,333     9.124      297.80       710      87.2
  60,000.01 - 70,000.00 ...........      87,512,697     1,483         6.58       59,011     9.222      298.24       710      88.4
  70,000.01 - 80,000.00 ...........      83,057,826     1,293         6.24       64,237     9.021      297.60       713      87.0
  80,000.01 - 90,000.00 ...........      63,044,958       844         4.74       74,698     8.995      298.34       715      90.5
  90,000.01 -100,000.00 ...........     101,313,304     1,410         7.62       71,853     8.602      297.79       709      82.4
100,000.01 - 125,000.00 ...........     109,159,517     1,114         8.21       97,989     9.105      298.23       716      89.3
125,000.01 - 150,000.00 ...........     111,398,527     1,015         8.38      109,752     8.919      298.13       710      85.2
150,000.01 - 175,000.00 ...........      57,209,464       425         4.30      134,611     8.959      298.37       715      86.7
175,000.01 - 200,000.00 ...........     100,857,767       719         7.58      140,275     8.807      298.47       714      82.5
200,000.01 - 225,000.00 ...........      20,859,558       121         1.57      172,393     8.383      298.54       714      86.5
225,000.01 - 250,000.00 ...........      39,949,470       224         3.00      178,346     8.117      298.66       723      82.6
250,000.01 - 275,000.00 ...........      13,522,387        60         1.02      225,373     9.018      298.64       715      86.9
275,000.01 - 300,000.00 ...........      27,686,318       125         2.08      221,491     8.288      298.47       705      80.3
300,000.01 - 325,000.00 ...........      11,163,586        50         0.84      223,272     8.716      298.97       725      85.8
325,000.01 - 350,000.00 ...........      14,168,039        53         1.07      267,321     8.815      298.81       721      84.1
350,000.01 - 375,000.00 ...........       9,390,268        32         0.71      293,446     9.098      297.40       713      86.9
375,000.01 - 400,000.00 ...........      13,223,625        48         0.99      275,492     8.838      299.05       717      78.7
400,000.01 - 425,000.00 ...........       6,237,697        19         0.47      328,300     9.234      298.58       722      82.1
425,000.01 - 450,000.00 ...........      10,757,594        31         0.81      347,019     8.524      298.52       716      83.0
450,000.01 - 475,000.00 ...........       6,507,772        21         0.49      309,894     8.379      298.92       722      84.2
475,000.01 - 500,000.00 ...........      32,426,960        96         2.44      337,781     7.983      298.91       712      74.7
500,000.01 - 525,000.00 ...........       5,471,275        12         0.41      455,940     8.969      296.70       715      82.2
525,000.01 - 550,000.00 ...........       6,944,418        15         0.52      462,961     8.650      299.40       710      84.3
550,000.01 - 575,000.00 ...........       5,315,452        12         0.40      442,954     9.457      299.21       736      84.2
575,000.01 - 600,000.00 ...........       7,140,634        17         0.54      420,037     7.942      299.20       742      72.9
600,000.01 - 625,000.00 ...........       3,743,975         7         0.28      534,854     8.857      299.21       705      87.8
625,000.01 - 650,000.00 ...........       5,584,556        13         0.42      429,581     7.178      298.46       716      84.9
650,000.01 - 675,000.00 ...........       3,198,420         6         0.24      533,070     9.133      298.73       707      87.3
675,000.01 - 700,000.00 ...........       5,809,750         9         0.44      645,528     9.656      299.48       709      83.1
700,000.01 - 725,000.00 ...........       3,539,004         6         0.27      589,834     8.147      299.20       745      85.9
725,000.01 - 750,000.00 ...........       8,696,952        15         0.65      579,797     8.172      298.50       708      77.5
750,000.01 - 775,000.00 ...........       2,175,200         4         0.16      543,800     7.131      299.64       690      83.7
775,000.01 - 800,000.00 ...........       3,942,221         6         0.30      657,037     8.037      299.40       753      82.4
800,000.01 - 825,000.00 ...........       1,629,100         2         0.12      814,550     9.197      299.01       708      84.4
825,000.01 - 850,000.00 ...........       2,773,629         6         0.21      462,271     8.485      298.71       737      72.7
850,000.01 - 875,000.00 ...........       1,791,554         3         0.13      597,185     8.383      299.52       727      94.8
875,000.01 - 900,000.00 ...........       2,760,006         5         0.21      552,001     8.687      299.05       706      87.2
900,000.01 - 925,000.00 ...........         962,611         2         0.07      481,306     7.919      289.25       699      80.0
925,000.01 - 950,000.00 ...........       4,083,367         6         0.31      680,561     9.426      299.35       710      80.0
950,000.01 - 975,000.00 ...........       1,455,000         2         0.11      727,500     7.930      298.34       708      66.6
975,000.01 - 1,000,000.00 .........      12,230,915        20         0.92      611,546     7.990      299.27       718      64.9
Greater than 1,000,000.00 .........      28,785,115        26         2.16    1,107,120     7.702      297.50       720      73.4
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========
          As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $89,950.


                                                                 19


                                            Lien Priority for the Group 2 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
Lien Priority                           Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Second Liens ......................  $1,329,998,414    18,371       100.00%  $   72,397     8.838%     297.94       713      84.9%
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

                                          Delinquency Status for the Group 2 Mortgage Loans

                                                                   Percent                                     Weighted  Weighted
                                                                        of               Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate      Average   Average     Average    Credit  Combined
                                          Principal        of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
      Delinquency Status                Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
Current ...........................  $1,329,998,414    18,371       100.00%  $   72,397     8.838%     297.94       713      84.9%
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

                                          Origination Years for the Group 2 Mortgage Loans

                                                                   Percent                                      Weighted  Weighted
                                                                        of                Weighted    Weighted   Average   Average
                                          Aggregate    Number    Aggregate       Average   Average     Average    Credit  Combined
                                          Principal        of    Principal       Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance     Principal  Mortgage        Term      Risk     Value
       Origination Year                 Outstanding     Loans  Outstanding       Balance      Rate    (months)     Score     Ratio
-----------------------------------  --------------  --------  -----------    ----------  --------   ---------  --------  --------
1997 ..............................  $        9,501         2           (1)   $    4,751     9.928%     201.00       773      85.3%
1998 ..............................          22,544         2           (1)       11,272     8.998      210.34       760      80.7
1999 ..............................         293,760        14         0.02%       20,983     9.216      187.12       694      62.6
2000 ..............................       2,346,126       103         0.18        22,778     9.381      236.33       713      78.6
2001 ..............................       3,258,612       185         0.25        17,614     9.584      235.07       719      83.7
2002 ..............................         319,492        13         0.02        24,576     7.734      257.03       727      91.2
2003 ..............................       2,161,579        76         0.16        28,442     8.360      265.56       745      82.4
2004 ..............................       4,041,295       148         0.30        27,306     8.539      281.13       724      80.2
2005 ..............................     185,288,941     3,319        13.93        55,827     9.178      294.91       713      86.8
2006 ..............................   1,132,256,562    14,509        85.13        78,038     8.782      298.90       713      84.6
                                     --------------  --------  -----------
     Total ........................  $1,329,998,414    18,371       100.00%
                                     ==============  ========  ===========

     --------------------
     (1)  Less than 0.01%


                                                                 20


         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----------   ------------------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.


                                           By: /s/ Leon Daniels, Jr.
                                               ----------------------------
                                               Name:  Leon Daniels, Jr.
                                               Title: Vice President



Dated:  May 19, 2006